Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Morgan Dempsey Large Cap Value ETF (MDLV)
(the “Fund”)
May 14, 2026
Supplement to the Prospectus and Statement of Additional Information,
each dated July 31, 2025, as previously supplemented

Effective immediately, the “Fees and Expenses” section of the Summary Prospectus and Prospectus are deleted in their entirety and replaced as follows:
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.58%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees & Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.58%
1.Restated to reflect current fees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$59	$186	$324	$726

Effective immediately, the second paragraph under the “Principal Investment Strategies” section of the Fund’s Prospectus is replaced with the following:
Step 1: First, the Sub-Adviser screens all publicly traded stocks, excluding business development companies, listed on a U.S. exchange to identify companies with a market capitalization of at least $3 billion and a valuation profile that is attractive. After the completion of the screening process, the Investment Universe will generally consist of approximately 700-900 companies.

Please retain this Supplement for future reference.